SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY REGISTRANT [X]            FILED BY A PARTY OTHER THAN REGISTRANT [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          Diversified Investors Portfolios - Value & Income Portfolio
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No Fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:  June 9, 2000


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                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577

July 10, 2000

Dear Contract Holder:

On August 15, 2000 at 10:00 a.m. (Eastern time), Value & Income Portfolio (formerly Equity Income Portfolio) will hold a special meeting of its investors (the "Meeting") to vote on important proposals relating to the Portfolio. Value & Income Portfolio is a series of Diversified Investors Portfolios, which is a registered investment company. We are sending this notice of the Meeting to contract holders of Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in the Diversified Investors Variable Funds Value & Income Subaccount (formerly Diversified Investors Variable Funds Equity Income Subaccount) of The Diversified Investors Variable Funds. All of the investable assets of the Subaccount are invested in Value & Income Portfolio. The Meeting will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

While AUSA is the legal owner of the Subaccount's assets, Contract Holders have the right to instruct AUSA as to how to vote that portion of the Subaccount's interest in the Portfolio that corresponds to their unit interests in the Subaccount. AUSA will vote, in accordance with your instructions, that portion of the Subaccount's interest in the Portfolio that corresponds to your unit interests in the Subaccount as of June 16, 2000. By separate mailing you will obtain instructions from affected contract participants on how to instruct AUSA to vote the interest corresponding to your units.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed instruction card in accordance with instructions received from your contract participant. Items 1 and 2 have been carefully considered by the Board of Trustees of the Diversified Investors Portfolios, which is responsible for protecting the interests of the Portfolio's investors. The Board of Trustees believes that the proposals are fair and reasonable and recommends that investors vote in favor of the proposals.

You are entitled to provide AUSA with voting instructions for the following proposals to be voted upon:

     ITEM 1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors,

               Inc. and Asset Management Group, a division of 1740 Advisors,
               Inc.

               (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford C. Bernstein & Co., Inc.

     ITEM 2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your instruction card instructing AUSA how to vote.

AUSA WILL VOTE THAT PORTION OF THE SUBACCOUNT'S INTEREST IN THE PORTFOLIO CORRESPONDING TO UNIT INTERESTS IN THE SUBACCOUNT FOR WHICH AUSA RECEIVES NO VOTING INSTRUCTIONS IN THE SAME PROPORTION AS THAT PORTION OF THE SUBACCOUNT'S INTEREST IN THE PORTFOLIO FOR WHICH IT DOES, IN FACT, RECEIVE VOTING INSTRUCTIONS.

AUSA is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, AUSA will vote upon such matters in its discretion. AUSA reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby
Vice President and Assistant Secretary



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                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577

July 10, 2000

Dear Participant:

Certain contributions made on your behalf to AUSA Life Insurance Company, Inc. ("AUSA") with respect to the Group Variable Annuity Contract (the "Contract") issued by AUSA to the holder of the Contract (the "Contract Holder") have been allocated at your direction to the Diversified Investors Variable Funds Value & Income Subaccount (formerly Diversified Investors Variable Funds Equity Income Subaccount) (the "Subaccount"), a subaccount of The Diversified Investors Variable Funds, a separate account of AUSA. All of the investable assets of the Subaccount are invested in Value & Income Portfolio (formerly Equity Income Portfolio) (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), which is a registered investment company.

The Portfolio has called a meeting of its investors, including the Subaccount, to vote on certain matters. AUSA, as the legal owner of all of the assets of the Subaccount, will vote on such matters in accordance with the instructions received from contract owners of the Group Variable Annuity Contracts with unit interests in the Subaccount, including the Contract Holder.

As a participant of record at the close of business on June 16, 2000 (the "Record Date"), you are entitled to instruct the Contract Holder as to how it should instruct AUSA to vote on certain proposals to be considered at a Special Meeting of Investors described in the enclosed Notice of Special Meeting and at any adjournments thereof (the "Meeting"). The enclosed Proxy Statement and Notice of Special Meeting are being mailed to you and other participants on or about July 10, 2000.

The Meeting will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on August 15, 2000 at 10:00 a.m., Eastern time. You are entitled to provide the Contract Holder (who in turn will instruct AUSA) with voting instructions for the following proposals to be voted upon:

     ITEM 1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

               (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford C. Bernstein & Co., Inc.

     ITEM 2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your ballot instructing the Contract Holder how to instruct AUSA to vote.

To instruct the Contract Holder as to how to instruct AUSA to vote, you are asked to promptly mark your voting instructions on the enclosed ballot, then sign, date and mail it.

IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

AUSA WILL VOTE THAT PORTION OF THE SUBACCOUNT'S INTEREST IN THE PORTFOLIO CORRESPONDING TO UNIT INTERESTS IN THE SUBACCOUNT FOR WHICH AUSA RECEIVES NO VOTING INSTRUCTIONS IN THE SAME PROPORTION AS THAT PORTION OF THE SUBACCOUNT'S INTEREST IN THE PORTFOLIO FOR WHICH IT DOES, IN FACT, RECEIVE VOTING INSTRUCTIONS.

AUSA is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, AUSA will vote upon such matters in its discretion. AUSA reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

At any time prior to the vote by AUSA of the Subaccount's interest in the Portfolio, you may revoke your voting instructions by written notice to the Assistant Secretary of AUSA at 4 Manhattanville Road, Purchase, New York, 10577.

In addition to solicitation by mail, ballots may be solicited by the Board of Directors, officers and employees of the Contract Holder without compensation therefor.

Very truly yours,

AUSA LIFE INSURANCE COMPANY, INC.

/s/ Robert F. Colby

By:     Robert F. Colby
Title:  Vice President and Assistant Secretary


YOUR VOTE IS IMPORTANT. WE WOULD APPREcIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLiCITATION.

                          MONY LIFE INSURANCE COMPANY
                             4 Manhattanville Road
                            Purchase, New York 10577

July 10, 2000

Dear Contract Holder:

On August 15, 2000 at 10:00 a.m., (Eastern time) Value & Income Portfolio (formerly Equity Income Portfolio) will hold a special meeting of its investors (the "Meeting") to vote on important proposals relating to the Portfolio. Value & Income Portfolio is a series of Diversified Investors Portfolios, which is a registered investment company. We are sending this notice of Meeting to contract holders of Group Variable Annuity Contracts issued by MONY Life Insurance Company ("MONY") with unit interests in the Keynote Value & Income Subaccount (formerly Keynote Equity Income Subaccount) (the "Subaccount") of the Keynote Series Account. All of the investable assets of the Subaccount are invested in Value & Income Portfolio. The Meeting will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

While MONY is the legal owner of the Subaccount's assets, Contract Holders have the right to instruct MONY as to how to vote that portion of the Subaccount's interest in the Portfolio that corresponds to their unit interests in the Subaccount. MONY will vote, in accordance with your instructions, that portion of the Subaccount's interest in the Portfolio that corresponds to your unit interests in the Subaccount as of June 16, 2000. By separate mailing you will obtain instructions from affected contract participants on how to instruct MONY to vote the interests corresponding to your units.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed instruction card in accordance with instructions received from your contract participant. Items 1 and 2 have been carefully considered by the Board of Trustees of Diversified Investors Portfolios which is responsible for protecting the interests of the Portfolio's investors. The Board of Trustees believes that the proposals are fair and reasonable and recommends that investors vote in favor of the proposals.

You are entitled to provide MONY with voting instructions for the following proposals to be voted upon:

     ITEM 1. (a) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors,

               Inc. and Asset Management Group, a division of 1740 Advisors,
               Inc.

               (b) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford C. Bernstein & Co., Inc.

     ITEM 2. To instruct MONY to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your instruction card instructing MONY how to vote.

MONY WILL VOTE THAT PORTION OF THE SUBACCOUNT'S INTEREST IN THE PORTFOLIO CORRESPONDING TO UNIT INTERESTS IN THE SUBACCOUNT FOR WHICH MONY RECEIVES NO VOTING INSTRUCTIONS IN THE SAME PROPORTION AS THAT PORTION OF THE SUBACCOUNT'S INTEREST IN THE PORTFOLIO FOR WHICH IT DOES, IN FACT, RECEIVE VOTING INSTRUCTIONS.

MONY is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, MONY will vote upon such matters in its discretion. MONY reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

Sincerely,

/s/  Fred Tedeschi

Fred Tedeschi
Vice President

                          MONY LIFE INSURANCE COMPANY
                             4 Manhattanville Road
                            Purchase, New York 10577



July 10, 2000

Dear Participant:

Certain contributions made on your behalf to MONY Life Insurance Company ("MONY") with respect to the Group Variable Annuity Contract (the "Contract") issued by MONY to the holder of the Contract (the "Contract Holder") have been allocated at your direction to the Keynote Value & Income Subaccount (formerly Keynote Equity Income Subaccount) (the "Subaccount"), a subaccount of the Keynote Series Account, a separate account of MONY. All of the investable assets of the Subaccount are invested in Value & Income Portfolio (formerly Equity Income Portfolio) (the "Portfolio"), a series of Diversified Investors Portfolios (the "Trust"), which is a registered investment company.

The Portfolio has called a meeting of its investors, including the Subaccount, to vote on certain matters. MONY, as the legal owner of all of the assets of the Subaccount, will vote on such matters in accordance with the instructions received from contract owners of the Group Variable Annuity Contracts with unit interests in the Subaccount, including the Contract Holder.

As a participant of record at the close of business on June 16, 2000 (the "Record Date"), you are entitled to instruct the Contract Holder as to how it should instruct MONY to vote on certain proposals to be considered at a Special Meeting of Investors described in the enclosed Notice of Special Meeting and at any adjournments thereof (the "Meeting"). The enclosed Proxy Statement and Notice of Special Meeting are being mailed to you and other participants on or about July 10, 2000.

The Meeting will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on August 15, 2000 at 10:00 a.m., Eastern time. You are entitled to provide the Contract Holder (who in turn will instruct MONY) with voting instructions for the following proposals to be voted upon:

     ITEM 1. (a) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

               (b) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford C. Bernstein & Co., Inc.

     ITEM 2. To instruct MONY to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

The proposals to be considered at the Meeting are discussed in the enclosed Proxy Statement. You are urged to read the enclosed Proxy Statement prior to completing your ballot instructing the Contract Holder how to instruct MONY to vote.

To instruct the Contract Holder as to how to instruct MONY to vote, you are asked to promptly mark your voting instructions on the enclosed ballot, then sign, date and mail it.

IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

MONY WILL VOTE THAT PORTION OF THE SUbACCOUNT'S INTERESTS IN THE PORTFOLIO CORRESPONDING TO UNIT INTERESTS IN THE SUBACCOUNT FOR WHICH MONY RECEIVES NO VOTING INSTRUCTIONS IN THE SAME PROPORTION AS THAT PORTION OF THE SUBACCOUNT'S INTEREST IN THE PORTFOLIO FOR WHICH IT DOES, IN FACT, RECEIVE VOTING INSTRUCTIONS.

MONY is not aware of any matters, other than the specified proposals, to be acted upon at the Meeting. If any other matters come before the Meeting, MONY will vote upon such matters in its discretion. MONY reserves the right to vote for the adjournment of the Meeting for the purpose of further solicitation of voting instructions.

At any time prior to the vote by MONY of the Subaccount's interest in the Portfolio, you may revoke your voting instructions by written notice to the Assistant Secretary of MONY at 4 Manhattanville Road, Purchase, New York, 10577.

In addition to solicitation by mail, ballots may be solicited by the Board of Directors, officers and employees of the Contract Holder without compensation therefor.

Very truly yours,

MONY LIFE INSURANCE COMPANY

By:     Fred Tedeschi
Title:  Vice President


YOUR VOTE IS IMPORTANT. WE WOULD APPREcIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLiCITATION.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                             4 Manhattanville Road
                            Purchase, New York 10577

July 10, 2000

Dear Investor:

On August 15, 2000 at 10:00 a.m., (Eastern time) we will hold a special meeting of investors in Value & Income Portfolio (formerly Equity Income Portfolio) to vote on important proposals relating to the Portfolio. Value & Income Portfolio is a series of Diversified Investors Portfolios.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Items 1 and 2 have been carefully considered by the Board of Trustees of Diversified Investors Portfolios, which is responsible for protecting your interests as an investor. The Board of Trustees of Diversified Investors Portfolios believes that the proposals are fair and reasonable and recommends that you vote in favor of the proposals.

The proposals you will vote on for the Portfolio are summarized below. Complete information is contained in the enclosed Proxy Statement.

     ITEM 1. (a) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

               (b) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford C. Bernstein & Co., Inc.

     ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

After you have voted on Items 1 and 2, please be sure to RETURN YOUR SIGNED PROXY CARD.

This is your opportunity to voice your opinion on matters affecting the Portfolio. Your participation is extremely important, no matter how large or small the beneficial interest you own.

We appreciate your prompt response.  Thank you.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby
Secretary

                            VALUE & INCOME PORTFOLIO
                  a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                     NOTICE OF SPECIAL MEETING OF INVESTORS

                           To be held August 15, 2000


A Special Meeting of Investors of VALUE & INCOME PORTFOLIO (formerly Equity Income Portfolio), a series of Diversified Investors Portfolios, will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on August 15, 2000 at 10:00 a.m., Eastern time, for the following purposes:

     ITEM 1. (a) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

               (b) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford C. Bernstein & Co., Inc.

     ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

Only investors of record on June 16, 2000 will be entitled to vote at the Special Meeting of Investors and at any adjournments thereof.

                                                   Robert F. Colby, Secretary

July 10, 2000

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLiCITATION.

                            VALUE & INCOME PORTFOLIO
                  a series of Diversified Investors Portfolios
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Diversified Investors Portfolios (the "Trust") for use at a special meeting of investors in Value & Income Portfolio (formerly Equity Income Portfolio) (the "Portfolio"), a series of the Trust, or any adjournment thereof, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on August 15, 2000, at 10:00 a.m., Eastern time (the "Meeting"). The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting. These materials are being mailed by the Board of Trustees of the Trust on or about July 10, 2000.

The Portfolio is one of fourteen series of the Trust, which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993. The Portfolio was designated as a separate series of the Trust on September 1, 1993. The mailing address of the Trust is 4 Manhattanville Road, Purchase, New York 10577.

The Portfolio commenced operations on January 3, 1994. The annual report for the Portfolio for the period ended December 31, 1999, including audited financial statements, has previously been sent to investors and is available upon request without charge by contacting Catherine A. Mohr, Diversified Investors Portfolios, 4 Manhattanville Road, Purchase, New York 10577 or by calling the Trust toll-free at (800) 926-0044.

MANNER OF VOTING PROXiES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, the beneficial interest represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, the beneficial interest will be voted for proposed Items 1 and 2. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those beneficial interests voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all beneficial interests that they are entitled to vote with respect to Item 1 for the proposed adjournment, unless directed to disapprove Item 1, in which case such beneficial interests will be voted against the proposed adjournment. Similarly, the persons named as proxies will vote all beneficial interests that they are entitled to vote with respect to Item 2 for the proposed adjournment, unless directed to disapprove Item 2, in which case such beneficial interests will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of a majority of the outstanding beneficial interests of the Portfolio entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as beneficial interests that are present but which have not been voted. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

The cost of soliciting proxies in the accompanying form, including the fees of any proxy soliciting agent, will be borne by the Portfolio. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. Diversified Investment Advisors, Inc. may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

The close of business on June 16, 2000 has been fixed as the Record Date for the determination of investors entitled to notice of and to vote at the Meeting. $_____________ in beneficial interests were outstanding as of the close of business on the Record Date. Investors of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests bear to the total beneficial interests in the Portfolio.

BACKGROUND

The Portfolio is a master fund within a two-tier, master/feeder mutual fund structure. Interests in the Portfolio are sold to accredited investors in private placement transactions which do not involve a public offering under the Securities Act of 1933, as amended.

Diversified Investment Advisors, Inc., a Delaware corporation (the "Adviser"), 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company

Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on November 16, 1999. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval. Subject to the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio, selects and employs, subject to the review and approval of the Board of Trustees of the Trust, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

Asset Management Group, a division of 1740 Advisors, Inc. ("Asset Management Group"), having its principal offices at 1740 Broadway, New York, New York 10019, served as the investment subadviser of the Portfolio commencing on July 1, 1994 pursuant to an investment subadvisory agreement between Asset Management Group and the Adviser. As subadviser, Asset Management Group was responsible for investing the Portfolio's assets in a manner consistent with the terms of the subadvisory agreement and the investment objectives of the Portfolio. The Asset Management Group subadvisory agreement was most recently approved by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Independent Trustees, on November 16, 1999. The Asset Management Group subadvisory agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval.

At a special meeting of the Board of Trustees of Diversified Investors Portfolios held on April 5, 2000, the Board considered the Adviser's recommendation that an additional subadviser be hired to manage a portion of the Portfolio's assets. The Board reviewed Asset Management Group's investment performance as subadviser. The Board also reviewed the Adviser's procedures for selecting a new subadviser, and considered materials describing how the two subadvisers would manage the Portfolio's assets. The Board also considered the changes to the existing subadvisory agreement with Asset Management Group that would be necessary in order to provide for more than one subadviser to the Portfolio. As discussed in Item 1 below under the heading "Evaluation by the Board of Trustees," the Board voted to terminate the existing subadvisory agreement with Asset Management Group and approved a replacement subadvisory agreement with Asset Management Group and a new subadvisory agreement with Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"). Accordingly, on April 20, 2000, the subadvisory agreement with Asset Management Group was terminated, and the Adviser entered into a replacement subadvisory agreement with Asset Management Group and a new subadvisory agreement with Sanford Bernstein.

In accordance with the requirements of the 1940 Act, the Asset Management Group and Sanford Bernstein subadvisory agreements must be approved by the holders of beneficial interests in the Portfolio. Currently, both Asset Management Group and Sanford Bernstein are serving as subadvisers to the Portfolio pursuant to a rule under the 1940 Act that permits the subadvisory agreements with those subadvisers to remain in effect for an interim period while that approval is sought provided that certain conditions are met. Each subadvisory agreement will terminate if it is not approved by the requisite holders of beneficial interests in the Portfolio by September 17, 2000.

     ITEM 1. (A) TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND ASSET MANAGEMENT GROUP, A DIVISION OF 1740 ADVISORS, INC.

               (B) TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND SANFORD C. BERNSTEIN & CO., INC.

COMPARISON OF THE SUBADVISORY AGREEMENTS

The terms of the former and replacement subadvisory agreements with Asset Management Group are substantially similar except for the effective date, the termination date and the fee schedule, and except for certain provisions that clarify that Asset Management Group will serve as subadviser only with respect to that portion of the assets of the Portfolio allocated to it by the Adviser. The terms of the new subadvisory agreement with Sanford Bernstein are substantially similar to the terms of the replacement subadvisory agreement with Asset Management Group except as noted below.

     The identity of the service provider, the effective date and the termination date of the Sanford Bernstein subadvisory agreement are each different from the terms of the replacement subadvisory agreement with Asset Management Group. In addition, while under the terms of the replacement subadvisory agreement Asset Management Group makes recommendations to the Adviser regarding how voting rights pertaining to securities in the portion of the Portfolio managed by it are exercised, Sanford Bernstein will be responsible for voting all proxies in relation to the securities held in the portion of the Portfolio it manages. Sanford Bernstein will provide the Portfolio with quarterly reports of all proxies it voted during the previous quarter.

     The new subadvisory agreement with Sanford Bernstein states that Sanford Bernstein may place orders with brokers or dealers who sell shares of the Portfolio or who sell shares of any other fund for which Sanford Bernstein provides investment advisory services. The new subadvisory agreement also provides that Sanford Bernstein may place orders with brokers or dealers who sell shares of the funds of which Sanford Bernstein is investment adviser to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The replacement subadvisory agreement with Asset Management Group does not contain a similar provision.

     The new subadvisory agreement with Sanford Bernstein further provides that Sanford Bernstein may, with the consent of the Portfolio's Board of Trustees and the Adviser, subject to its duty to seek the best available price and execution, act as a broker for the Portfolio from time to time at rates not exceeding the usual and customary broker's commission. In the agreement, Sanford Bernstein represents, warrants and covenants that these transactions will be effected by it in accordance with the Investment Advisers Act of 1940, as amended and the rules promulgated thereunder. The Portfolio's Board of Trustees or the Adviser may revoke consent for these types of transactions by written notice to Sanford Bernstein at any time. The replacement subadvisory agreement with Asset Management Group does not contain a similar provision.

     Finally, the new subadvisory agreement with Sanford Bernstein provides that during the term of the agreement, Sanford Bernstein will not manage any portfolio of substantially similar size and managed in accordance with the same investment strategy and substantially similar investment guidelines as the Portfolio, for any collective trust, openend investment company registered under the 1940 Act, variable insurance contract registered under the 1940 Act, or insurance company separate account that engages Sanford Bernstein's services on or after the date of the new subadvisory agreement which are offered to certain specified types of employee benefit plans and sponsored by competitors of the Adviser without providing the Adviser with 60 days prior written notice. The replacement subadvisory agreement with Asset Management Group provides that Asset Management Group may not manage any commingled funds of a company operating in a master-feeder structure in a specified target market for three years from the date of the replacement subadvisory agreement. Following the end of the three year term, the restriction will continue from year to year if the Portfolio assets under management by Asset Management Group exceed a certain dollar amount.

A description of the investment advisory fees to be paid by the Adviser to Asset Management Group and to Sanford Bernstein is set forth below under the caption "Investment Advisory Fees."

Each of the Asset Management Group and Sanford Bernstein subadvisory agreements became effective on April 20, 2000 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect through April 20, 2002 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Each subadvisory agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of Diversified Investors Portfolios or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. Each subadvisory agreement may also be terminated by the applicable subadviser party thereto upon 90 days' advance written notice to the Adviser. Each subadvisory agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under each of the Asset Management Group and Sanford Bernstein subadvisory agreements, the applicable subadviser will furnish continuing portfolio management services to that portion of the Portfolio's assets allocated to it, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. Similarly, investment management decisions of Asset Management Group will continue to be made by committee, rather than portfolio managers individually. Investment management decisions of Sanford Bernstein will be made by committee and not by managers individually. Each subadviser will also provide the Adviser with such investment advice and reports and data as are requested by the Adviser.

Each of the Asset Management Group and Sanford Bernstein subadvisory agreements provides that the subadviser shall be responsible only for managing the assets of the Portfolio allocated to it in good faith and in accordance with investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) selection of such investment guidelines, (ii) advice on, or management of, any other assets for the Adviser,
(iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, and shall be indemnified by the Adviser for any loss in carrying out the terms and provisions of the agreement, including reasonable attorney's fees, indemnification to broker-dealers and futures commission merchants, fines, taxes, penalties and interest. The subadviser, however, shall be liable for any liability, damages, or expenses of the Adviser arising out of the negligence, malfeasance or violation of applicable law by it or any of its employees in providing management under the applicable subadvisory agreement; and, in such cases, the indemnification by the Adviser referred to above shall be inapplicable.

As noted above in "Background," each subadviser is currently serving as a subadviser to the Portfolio pursuant to Rule 15a-4 under the 1940 Act. That rule permits the subadvisory agreements with the subadvisers to remain in effect for a limited period of time while investor approval of the agreement are sought provided that certain conditions are met. These conditions include that (i) the agreement terminates in 150 days if the requisite investor approval of the agreement is not obtained, and (ii) the aggregate fees paid under the agreements pending investor approval not exceed the fees payable to Asset Management Group under its former subadvisory agreement. Each subadvisory agreement contains provisions complying with the necessary conditions.

Investors should refer to Exhibits A-1 and A-2 attached hereto for the complete terms of the Asset Management Group and Sanford Bernstein subadvisory agreements. The description of the subadvisory agreements set forth herein is qualified in its entirety by the provisions of the subadvisory agreements as set forth in such Exhibits.

INVESTMENT ADVISORY FEES

The Adviser (not the Portfolio) pays all subadviser fees.

Under the replacement Asset Management Group subadvisory agreement, Asset Management Group is entitled to be paid for its services on the basis of the following annual fee schedule:

                Replacement Asset Management Group Fee Schedule

                  .27% of the first $300 million of net assets
                      allocated to Asset Management Group
                .16% of net assets allocated to Asset Management
                 Group in excess of $300 million but less than
                             or equal to $1 billion
                .13% of net assets allocated to Asset Management
                         Group in excess of $1 billion

Under the former Asset Management Group subadvisory agreement, Asset Management Group was entitled to be paid for its services on the basis of the following annual fee schedule:

                   Former Asset Management Group Fee Schedule

                  .25% on the first $100 million of net assets
                  .20% on net assets in excess of $100 million

Under both agreements, net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending monthly net assets of the Portfolio by the fee schedule and dividing by twelve, and paid by the Adviser quarterly.

Under the Sanford Bernstein subadvisory agreement, Sanford Bernstein is entitled to be paid for its services based on the same fee schedule as is set forth above for Asset Management Group under the replacement Asset Management Group subadvisory agreement.

Approval of both subadvisory agreements, or either one by itself, would have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser.

Fees payable to Asset Management Group for services provided pursuant to the former Asset Management Group subadvisory agreement for the period from January 1, 1999 to December 31, 1999 were $2,920,595. Neither Asset Management Group nor any affiliated person of Asset Management Group, nor any affiliated person of any such affiliated person, received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 1999. There were no other material payments by the Adviser or the Portfolio to Asset Management Group, any affiliated person of Asset Management Group or any affiliated person of any such affiliated person, during the fiscal year of the Portfolio ended December 31, 1999.

Fees that would have been payable to Asset Management Group for services provided pursuant to the replacement Asset Management Group subadvisory agreement for the period from January 1, 1999 to December 31, 1999, had the replacement Asset Management Group subadvisory agreement been in effect for such period and assuming that Asset Management Group managed 60% of the Portfolio's assets at all times during that period, are $1,497,540. Fees that would have been payable to Sanford Bernstein for services provided pursuant to the Sanford Bernstein subadvisory agreement for the period from January 1, 1999 to December 31, 1999, had the Sanford Bernstein subadvisory agreement been in effect for such period and assuming that Sanford Bernstein managed 40% of the Portfolio's assets at all times during that period, are $998,360. The aggregate of these fees represents a 14.54% decrease from the amount of fees that would have been payable to Asset Management Group for such period under the former Asset Management Group subadvisory agreement.

For the Portfolio's fiscal year ended December 31, 1999, no commissions were paid to any broker (i) that is an affiliated person of the Portfolio, (ii) that is an affiliated person of any affiliated person of the Portfolio, or (iii) an affiliated person of which is an affiliated person of the Portfolio, the Adviser, Asset Management Group, Sanford Bernstein or the distributor of the Portfolio.

INFORMATION REGARDING THE SUBADVISERS

     ASSET MANAGEMENT GROUP

Asset Management Group is a division of 1740 Advisors, Inc., a wholly owned indirect subsidiary of The MONY Group, Inc. Asset Management Group and its ultimate parent are located at 1740 Broadway, New York, New York 10019. The MONY Group, Inc. is a publicly traded company.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the members of the Board of Directors and the principal executive officer of Asset Management Group, as of March 31, 2000. The principal business address of each member of the Board of Directors and principal executive officer, as it relates to his or her duties at Asset Management Group, is the same as that of Asset Management Group.


NAME                         PRINCIPAL OCCUPATION

Kenneth M. Levine            Executive Vice President and Chief Investment
                             Officer, The MONY Group, Inc., MONY Life
                             Insurance Company and MONY Life Insurance
                             Company of America

John V. Rock                 President of 1740 Advisors, Inc. and Senior
                             Vice President of MONY Life Insurance
                             Company

Michael I. Roth              Chairman and Chief Executive Officer of The
                             MONY Group, Inc., MONY Life Insurance
                             Company and MONY Life Insurance Company
                             of America

Richard Daddario             Executive Vice President, Executive Vice
                             President of The MONY Group, Inc., MONY
                             Life Insurance Company and MONY Life
                             Insurance Company of America

No officer or director of the Fund currently is an officer or employee of Asset Management Group or a member of Asset Management Group's Board of Directors. No officer or Trustee of Diversified Investors Portfolios has any other material direct or indirect interest in Asset Management Group or any other person controlling, controlled by or under common control with Asset Management Group. Since January 1, 1999, none of the Trustees of the Diversified Investors Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Asset Management Group was or is to be a party.

MANAGEMENT ACTIVITIES. Asset Management Group's total assets under management as of March 31, 2000 totaled approximately $26 million. Information about the other registered investment companies having investment objectives similar to the Fund's for which Asset Management Group serves as investment adviser or subadviser, including fees payable to Asset Management Group by such investment companies, appears in Exhibit B attached hereto.

     SANFORD BERNSTEIN

Sanford Bernstein is a New York corporation having an office at 767 Fifth Avenue, New York, New York 10153-0185. Sanford C. Bernstein Inc., a closely held Delaware holding company also located at 767 Fifth Avenue, New York, New York is the parent of Sanford Bernstein.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the members of the Board of Directors and the principal executive officer of Sanford Bernstein, as of April 20, 2000. The principal business address of each member of the Board of Directors and principal executive officer, as it relates to his or her duties at Sanford Bernstein, is the same as that of Sanford Bernstein.

NAME                       PRINCIPAL OCCUPATION

Andrew S. Adelson          Director, Senior Vice President, Chief Investment
                           Officer of International Investment Management
                           Services and Chairman of Global, Global Balanced and International Equity Investment Policy Groups,
                           Sanford Bernstein; Director, Sanford Bernstein, Inc.

Kevin R. Brine             Director and Senior Vice President - Global
                           Asset Management Services, Sanford
                           Bernstein; Director, Sanford Bernstein, Inc.

Charles C. Cahn, Jr.       Director, Senior Vice President and Director of
                           Global Fixed Income, Sanford Bernstein;
                           Director, Sanford Bernstein, Inc.

Marilyn Goldstein          Director, Chief Investment Officer US Equities
Fedak                      and Chairman of US Equity Investment Policy
                           Group, Sanford Bernstein; Director, Sanford
                           Bernstein, Inc.

Arthur W. Fried            Director, Sanford Bernstein; Director, Sanford
                           Bernstein, Inc.; Managing Director, Yad
                           Hanadiv, a philanthropic company (principal occupation)

Michael L. Goldstein       Director, Senior Vice President and Chief
                           Investment Strategist - Institutional Services,
                           Sanford Bernstein; Director, Sanford
                           Bernstein, Inc.

Roger Hertog               Director, President and Chief Operating
                           Officer, Sanford Bernstein; Director, Sanford
                           Bernstein, Inc.

Thomas S. Hexner           Director and Senior Vice President - Private
                           Client Services, Sanford Bernstein; Director,
                           Sanford Bernstein, Inc.

Gerald M. Lieberman        Director, Senior Vice President of Finance and
                           Administration and Chief Financial Officer,
                           Sanford Bernstein; Director Sanford Bernstein,
                           Inc.

Marc O. Mayer              Director, Senior Vice President and Senior
                           Managing Director of Institutional Research
                           Services, Sanford Bernstein; Director, Sanford
                           Bernstein, Inc.

Jean Margo Reid            Director, Senior Vice President, General
                           Counsel and Secretary, Sanford Bernstein;
                           Director, Sanford Bernstein, Inc.

Lewis A. Sanders           Chairman of the Board of Directors and Chief
                           Executive Officer, Sanford Bernstein; Director,
                           Sanford Bernstein, Inc.

Francis H. Trainer, Jr.    Director, Senior Vice President, Chief
                           Investment Officer for Global Fixed Income and
                           Chairman of US Taxable Fixed-Income
                           Investment Policy Group, Sanford Bernstein;
                           Director, Sanford Bernstein, Inc.

Michael T. Borgia          Senior Vice President Operations, Sanford
                           Bernstein

No officer or director of the Fund currently is an officer or employee of Sanford Bernstein or a member of Sanford Bernstein's Board of Directors. No officer or Trustee of Diversified Investors Portfolios has any other material direct or indirect interest in Sanford Bernstein or any other person controlling, controlled by or under common control with Sanford Bernstein. Since January 1, 1999, none of the Trustees of the Diversified Investors Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Sanford Bernstein was or is to be a party.

MANAGEMENT ACTIVITIES. Sanford Bernstein's total assets under management as of March 31, 2000 totaled approximately $83.3 billion. Sanford Bernstein does not serve as the investment adviser to any other registered investment companies having investment objectives similar to the Fund's.

THE EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Trust voted to terminate the prior Asset Management Group subadvisory agreement and approved the replacement Asset

Management Group subadvisory agreement and the new Sanford Bernstein subadvisory agreement at a meeting held on April 5, 2000.

At the meeting, the Board considered a presentation from Sanford Bernstein, noting the company's experience advising registered investment companies and the company's performance track record as compared to various benchmarks. The Board reviewed and discussed the information presented regarding Sanford Bernstein's proposed fees and expense ratio, and the information as to the company's business organization, financial resources and other matters. The Board also reviewed and discussed information about the investment experience of the personnel who would be serving as portfolio managers and how the Portfolio's assets allocated to Sanford Bernstein would be managed.

The Board also considered a presentation from the Adviser on the topic of having more than one subadviser for the Portfolio, noting that a combination of subadvisers can reduce volatility.

The Board considered the nature and quality of services expected to be provided by Asset Management Group and reviewed and discussed information regarding Asset Management Group's fees, expense ratio and performance. The Board considered information as to the subadviser's business organization, financial resources, personnel and other matters. The Board compared the investment performance of the Portfolio as managed by Asset Management Group to the investment performance of certain accounts managed by Sanford Bernstein.

Based upon its review, the Board of Trustees concluded that (a) each of Asset Management Group and Sanford Bernstein had adequate resources and expertise to provide advisory services to the Portfolio, (b) the terms of each subadvisory agreement were reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (c) the fees provided in each subadvisory agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, voted to terminate the existing Asset Management Group subadvisory agreement, approved the replacement Asset Management Group subadvisory agreement and the new Sanford Bernstein subadvisory agreement and voted to recommend the approval of both subadvisory agreements by the holders of beneficial interests in the Portfolio.

REQUIRED VOTE

Approval of each subadvisory agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities (a "1940 Act Majority").

In the event that either or both of the subsidiary agreements do not receive the requisite investor approval, the Adviser would negotiate one or more new investment subadvisory agreements with different advisory organizations or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT INVESTORS IN THE PORTFOLIO VOTE FOR APPROVAL OF THE ASSET MANAGEMENT GROUP SUBADVISORY AGREEMENT AND THE SANFORD BERNSTEIN SUBSIDIARY AGREEMENT.

     ITEM 2.   TO AUTHORIZE THE BOARD OF TRUSTEES OF DIVERSIFIED
               INVESTORS TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF INVESTORS.

As discussed above, the Adviser selects and employs one or more subadvisers to make the day-to-day investment selections for the Portfolio, and reviews the subadvisers' continued performance. See "Background." The Adviser may terminate the services of any subadviser at any time; however, retaining the services of a new subadviser, as in the situation involving Sanford Bernstein, or approving a replacement subadvisory agreement, as in the situation involving Asset Management Group, currently require Portfolio investor approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by investors. This requirement currently applies to the appointment of any new or replacement subadviser to the Portfolio. However, the Trust has received exemptive relief from the Securities and Exchange Commission from these investor vote requirements. If this proposed Item 2 is approved by the Portfolio's investors, the Board of Trustees of the Trust would be able, without further investor approval, to appoint additional or replacement subadvisers so long as certain requirements are complied with. The Trustees would not, however, be able to replace the Adviser as investment adviser without complying with the 1940 Act and applicable regulations governing investor approval of advisory contracts.

This Item 2 is intended to facilitate the efficient supervision and management of the subadvisers by the Adviser and the Trustees of the Trust. The Adviser continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees of the Trust replace a subadviser or appoint additional subadvisers, depending on the Adviser's assessment of which subadviser or combination of subadvisers it believes will optimize the Portfolio's chances of achieving its investment objective. If the Portfolio's investors approve this proposed Item 2, the Portfolio would no longer be required to call an investor meeting each time a new or replacement subadviser is appointed, and investors would not be asked to vote thereon.

Investor meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of investor scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of investor approval, any proposal to add or replace subadvisers would receive careful review. First, the Adviser would assess the Portfolio's needs and, if it believed additional or replacement subadvisers could benefit the Portfolio, would search for available investment subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Trustees of the Trust, including a majority of the Independent Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its investors, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and Exchange Commission exemptive order, which include that the Portfolio furnish to its investors (including the Fund) certain information about the additional or replacement subadvisers.

The Trustees of the Trust believe that the proposed authority for the Board of Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors is in the best interests of the investors in the Portfolio.

REQUIRED VOTE

Authorizing the Board of Trustees of the Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors will require the approval of a 1940 Act majority of the outstanding voting securities of the Portfolio, present in person or represented by proxy at a meeting of investors in the Portfolio.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE INVESTORS IN THE PORTFOLIO VOTE FOR AUTHORIZING THE TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBaDVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF INVESTORS.

     ITEM 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OF INVESTORS AND ANY
               ADJOURNMENTS THEREOF.

Management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                             ADDITIONAL INFORMATION

The Portfolio's exclusive placement agent is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

As of the Record Date, no Trustees or officers of the Trust owned beneficially or had the right to vote any outstanding interests in the Portfolio.

As of the Record Date, the following persons owned of record or had the right to vote 5% or more of the outstanding beneficial interests in the Portfolio:


 Name and Address of         Amount and Nature of             Percent of
    Record Owner               Record Ownership           Beneficial Interest

AUSA Life Insurance                ______                        _____%
 Company, Inc.
4 Manhattanville Road
Purchase, NY  10577

Diversified Investment              ______                        _____%
 Advisors Collective
 Trust
4 Manhattanville Road
Purchase, NY  10577

Diversified Investors               ______                        _____%
 Funds Group
4 Manhattanville Road
Purchase, NY  10577

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                    By Order of the Board of Trustees,

                                    /s/ Robert F. Colby

                                    Robert F. Colby, Secretary

July 10, 2000

INSTRUCTION CARD                                            INSTRUCTION CARD

                            VALUE & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                    OF INVESTORS TO BE HELD AUGUST 15, 2000

     The undersigned owner of a Group Variable Annuity Contract (the "Contract") issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in The Diversified Investors Variable Funds Value & Income Subaccount (the "Subaccount"), a subaccount of The Diversified Investors Variable Funds (the "Diversified Account"), revoking all Proxies heretofore given, hereby instructs AUSA to vote on behalf of the undersigned that portion of the Subaccount's interest in the Value & Income Portfolio corresponding to the undersigned's unit interests in the Subaccount at the Special Meeting of Investors of Value & Income Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on August 15, 2000, at 10:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE SUBACCOUNT.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

     ____ FOR                 ____ AGAINST                  ____ ABSTAIN

     (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford
          C. Bernstein & Co., Inc.

     ____ FOR                 ____ AGAINST                  ____ ABSTAIN

2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ____ FOR                 ____ AGAINST                  ____ ABSTAIN

THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    _________________________________
                                    Signature of Contract Holder


NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this instruction card.

BALLOT                                                                BALLOT

                            VALUE & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                    OF INVESTORS TO BE HELD AUGUST 15, 2000

     The undersigned, a participant in a Group Variable Annuity Contract (the "Contract") issued by AUSA Life Insurance Company, Inc. ("AUSA"), hereby instructs the holder of the Contract (the "Contract Holder") to instruct AUSA to vote on behalf of the undersigned that portion of the unit interests in The Diversified Investors Variable Funds Value & Income Subaccount (the "Subaccount"), a subaccount of the Diversified Investors Variable Funds (the "Diversified Account"), that are attributable to the undersigned's participation in the Contract and that the Contract Holder is entitled to instruct AUSA to vote at the Special Meeting of Investors of Value & Income Portfolio to be held at 4 Manhattanville Road, Purchase, New York 10577 on August 15, 2000, at 10:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

      ____ FOR                  ____ AGAINST                  ____ ABSTAIN

     (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford
          C. Bernstein & Co., Inc.

      ____ FOR                  ____ AGAINST                  ____ ABSTAIN


2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ____ FOR                   ____ AGAINST                  ____ ABSTAIN

THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    __________________________________
                                    Signature

                                    __________________________________
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this ballot.

INSTRUCTION CARD                                            INSTRUCTION CARD

                            VALUE & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                    OF INVESTORS TO BE HELD AUGUST 15, 2000

     The undersigned owner of a Group Variable Annuity Contract (the "Contract") issued by MONY Life Insurance Company ("MONY") with unit interests in the Keynote Value & Income Subaccount (the "Subaccount"), a subaccount of the Keynote Series Account ("Keynote"), revoking all Proxies heretofore given, hereby instructs MONY to vote on behalf of the undersigned that portion of the Subaccount's interest in the Value & Income Portfolio corresponding to the undersigned's unit interests in the Subaccount at the Special Meeting of Investors of Value & Income Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on August 15, 2000 at 10:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE SUBACCOUNT.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

     (b) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford
          C. Bernstein & Co., Inc.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

2. To instruct MONY to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT MONY TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    ________________________________
                                    Signature of Contract Holder


NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this instruction card.

BALLOT                                                                BALLOT

                            VALUE & INCOME PORTFOLIO
                 AS SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                    OF INVESTORS TO BE HELD AUGUST 15, 2000

     The undersigned, a participant in a Group Variable Annuity Contract (the "Contract") issued by MONY Life Insurance Company ("MONY"), hereby instructs the holder of the Contract (the "Contract Holder") to instruct MONY to vote on behalf of the undersigned that portion of the unit interests in the Keynote Value & Income Subaccount (the "Subaccount"), a subaccount of the Keynote Series Account ("Keynote"), that are attributable to the undersigned's participation in the Contract and that the Contract Holder is entitled to instruct MONY to vote at the Special Meeting of Investors of Value & Income Portfolio to be held at 4 Manhattanville Road, Purchase, New York 10577 on August 15, 2000, at 10:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

     (b) To instruct MONY to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford
          C. Bernstein & Co., Inc.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

2. To instruct MONY to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT MONY TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    __________________________________
                                    Signature

                                    __________________________________
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this ballot.

PROXY CARD                                                       PROXY CARD

                            VALUE & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                         A PROXY FOR A SPECIAL MEETING
                    OF INVESTORS TO BE HELD AUGUST 15, 2000

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned's beneficial interests in Value & Income Portfolio (the "Portfolio"), a series of Diversified Investors Portfolios, which the undersigned is entitled to vote at the Special Meeting of Investors of the Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on August 15, 2000, at 10:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Asset Management Group, a division of 1740 Advisors, Inc.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

     (b) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Sanford C. Bernstein & Co., Inc.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN

2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

     ____ FOR                  ____ AGAINST                  ____ ABSTAIN


THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                    __________________________________
                                    Signature

                                    __________________________________
                                    Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                                                                    EXHIBIT A-1

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of April 20, 2000, by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and 1740 Advisors, Inc., ("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified is an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Value & Income Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by Diversified, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Prospectus and Statement of Additional Information ("SAI").

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required to by law maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio.

In connection with the selection of such brokers or dealers and the placing of such orders, the Subadvisor is directed to seek for the Portfolio, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Subadvisor or the Portfolio, subject to any applicable laws, rules and regulations.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Articles, and will comply with all other provisions of the Articles and By-Laws and any current Prospectus of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     The Subadvisor represents and warrants that it is an investment manager within the meaning of Section 3(38) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Subadvisor acknowledges that it will be acting as a fiduciary with respect to the assets, and that it will exercise its investment authority hereunder in accordance with the fiduciary standards set forth in ERISA.

     The Subadvisor shall not engage in any "Prohibited Transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

     5. Limits on Duties. The Subadvisor is a fiduciary under ERISA with respect to the assets, but shall not be responsible for diversification as required by ERISA. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment guidelines, and shall have no responsibility whatsoever for, and shall incur no liability on account of, (i) diversification or selection of such investment guidelines,
(ii) advice on, or management of any other assets for Diversified, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through this Agreement, and shall be indemnified by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance, or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the first three years of this Agreement Subadvisor will not manage any equity value funds for any other company operating under a hub-and-spoke structure in

Diversified's target market. (See Schedule C.) At the end of three years, this exclusive management provision will continue in effect from year to year if the assets under management exceed $100 million dollars.

     If, at the end of three years or any year thereafter, the Portfolio's assets are less than $100 million dollars, then this exclusivity provision will become inapplicable.

     This exclusivity provision also ends if either party to the Agreement terminates the Agreement.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time upon Diversified's giving of 60 days notice to the Subadvisor without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. It is expressly agreed between Diversified and the Subadvisor that although this Agreement will not formally terminate until the 60 day notice period has expired that Diversified may, at its option, immediately take over the management of the Portfolio on the day such notice is given. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     Except as otherwise provided by applicable law, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in is management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

        14. Override Provisions. Notwithstanding any other provision of this Agreement, (i) prior to this Agreement being approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act, in no event shall compensation paid to the Subadvisor hereunder exceed the amount permitted by Rule 15a-4 under the 1940 Act, and (ii) if this Agreement is not approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act no later than 150 days after the date of this Agreement, this Agreement shall immediately terminate.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duty authorized, all as of the day and year first above written.

                                      Diversified Investment Advisors, Inc.


                                      By:___________________________________



                                      1740 Advisors, Inc.


                                      By:___________________________________

                                   SCHEDULE A



                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of January 3, 1994 by and between the Equity Income Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

        WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

     (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified;

governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

     (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

     (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

     (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

     (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

     (v)   maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                               Diversified Investors Portfolios


                                      By:___________________________________
                                           Tom Schlossberg
                                           Chairman and President



Attest:                               Diversified Investment Advisors, Inc.


                                      By:___________________________________
                                           Gerald L. Katz
                                           Vice President and CFO

                                                                     SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

              .27% OF THE FIRST $300M NET ASSETS
              .16% OF NET ASSETS IN EXCESS OF $300M AND UP TO $1B
              .13% OF NET ASSETS IN EXCESS OF $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve.
The fee will accrue monthly and will be paid quarterly.

                                   SCHEDULE C


Target market for 401 (a) plans is those plans with assets between $1 and $50 million.

For 403(b) plans, the target market is those plans that have an employee base of between 300 - 2000 lives and with assets between $1 million and $15 million dollars.

                                                                    Exhibit A-2


                        INVESTMENT SUBADVISORY AGREEMENT

        INVESTMENT SUBADVISORY AGREEMENT, dated as of April 20, 2000 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Sanford C. Bernstein & Co., Inc. a New York corporation ("Subadvisor").

                                  WITNESSETH:

        WHEREAS, Diversified is an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Value & Income Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified openend management investment company registered under the Investment Company Act of 1940 (" 1940 Act");

        WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

        1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by Diversified, subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

        The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio's assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's thencurrent Registration Statement on Form N-1A.

        In particular, the Subadvisor shall, without limiting the foregoing:
(i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Portfolio's securities; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and
(c) such other information relating to the Portfolio as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

        The Subadvisor shall review all proxy solicitation materials and be responsible for voting all proxies in relation to the securities held in the Portfolio. Diversified shall direct the Portfolio's custodian to forward all proxies and similar materials relating to the Portfolio's securities upon receipt to the Subadvisor c/o The Proxy Department at Sanford C. Bernstein & Co., Inc., Gateway Building, One North Lexington Avenue, White Plains, New York 10601, affording the Subadvisor reasonable time in which to determine how to vote such proxies. The Subadvisor shall provide the Portfolio with Quarterly reports of all proxies voted by the Subadvisor.

        Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. The initial Statement of Investment Policy and Guidelines is attached hereto as Appendix I.

        The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Sanford C. Bernstein & Co., Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

        Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

        In addition to selecting brokers or dealers to execute transactions for the Portfolio, the Subadvisor may, subject to its duty to seek the best available price and execution, also act as a broker for the Portfolio from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Subadvisor must obtain the Board of Trustees' and Diversified's consent to effect agency cross transactions for the Portfolio, which consent is hereby granted. The Subadvisor represents, warrants and covenants that all agency cross transactions for the Portfolio will be effected by the Subadvisor strictly in accordance with Rule 206(3)2 under the Investment

Advisers Act of 1940, as amended. An agency cross transaction is where the Subadvisor purchases or sells securities from or to a nonmanaged account on behalf of a client's managed account. Pursuant to this consent, the Subadvisor will only effect an agency cross transaction for the Portfolio with a nonmanaged account. In an agency cross transaction, the Subadvisor receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Subadvisor believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. The Board of Trustees or Diversified may revoke this consent by written notice to the Subadvisor at any time.

        2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and outofpocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

        3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

        4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N1 A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

        5. Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

        The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

        6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will not manage any portfolio, of substantially similar size and managed in accordance with the same investment strategy and substantially similar investment guidelines as the Portfolio, for any collective trust, openend investment company registered under the Investment Company Act of 1940, Variable Insurance Contract registered under the Investment Company Act of 1940, or insurance company separate account that engages Subadvisor's services on or after the date of this Agreement and are offered to the types of employee benefit plans referred to in Schedule C and sponsored by competitors of Diversified which have been identified to Subadvisor in writing by Diversified, in providing services to such types of employee benefit plans without providing Diversified with 60 days prior written notice or, if 60 days' prior notice is not possible due to circumstances beyond the control of Subadvisor, the best possible prior notice which may reasonably be provided by Subadvisor under the circumstances resulting in the engagement of Subadvisor's services for which notice is required under this Section 6.

        7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

        This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

        Except as otherwise provided by applicable law, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

        9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

        10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

        11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending material legal action being brought against it whether in the form of a lawsuit or a nonroutine investigation by any federal or state governmental agency.

        Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

        13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

        14. Override Provisions. Notwithstanding any other provision of this Agreement, (i) prior to this Agreement being approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act, in no event shall compensation paid to the Subadvisor hereunder exceed the amount permitted by Rule 15a-4 under the 1940 Act, and (ii) if this Agreement is not approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act no later than 150 days after the date of this Agreement, this Agreement shall immediately terminate.

        IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                       Diversified Investment Advisors, Inc.


                                       By:_______________________________


                                       Sanford C. Bernstein & Co., Inc.


                                       By:_______________________________

                                   APPENDIX I








                                                                    March, 2000


                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES

                                      FOR

                          THE VALUE & INCOME PORTFOLIO

                                   MANAGED BY

                        SANFORD C. BERNSTEIN & CO., INC.

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                          THE VALUE & INCOME PORTFOLIO

                                   MANAGED BY

                        SANFORD C. BERNSTEIN & CO., INC.





                               TABLE OF CONTENTS

I.      PURPOSE
II.     OBJECTIVES
III.    INVESTMENT GUIDELINES
IV.     PERFORMANCE EVALUATION
V.      COMMUNICATION
VI.     OTHER

                 STATEMENT OF INVESTMENT POLICY AND GUIDELINES
                                      FOR
                          THE VALUE & INCOME PORTFOLIO
                                   MANAGED BY
                        SANFORD C. BERNSTEIN & CO., INC.

I.      PURPOSE

        The purpose of this Statement of Investment Policy and Guidelines is to communicate the Value & Income Portfolio investment objectives, guidelines and performance evaluation standards adopted by Diversified Investment Advisors and its subadvisor Sanford C. Bernstein.

This statement is intended to (1) help the subadvisor understand Diversified's investment goals (2) identify portfolio management activities to be employed by the subadviser to achieve those goals, and (3) supply Diversified with a tool to monitor and evaluate the operations and performance of the fund.

II.     OBJECTIVES AND CONSTRAINTS

The primary objectives of the fund are:

o       To provide capital appreciation.
o       To outperform the Russell 1000 Value Index over full market cycles.
o To achieve midsecond quartile or better performance among a group of peer funds as defined by recognized reporting services and consulting organizations (e.g., Lipper, Frank Russell, Callan).

The secondary objective of the fund is to provide dividend income. Under normal conditions, the portfolio will invest at least 15% of its assets in dividendpaying equity securities

The primary constraint of the fund is:

o To manage the portfolio without excessive risk relative to the Russell 1000 Value Index, or peer funds, as measured by annualized standard deviation over 3-5 year periods.

III.    INVESTMENT GUIDELINES

A)      Permissible securities:

In addition to legal requirements specified in the Diversified prospectus to conform to SEC requirements:

o Money market instruments, including U.S. Treasury bills, Federal funds, repurchase agreements, commercial paper, bankers' acceptances, certificates of deposit.
o At least 75 % of the fund should be invested in common stocks of large size U.S. companies, defined as those with market caps at least 300% of the average cap of the S&P MidCap 400 Index (Lipper definition).
o Any security residing in the Russell 1000 Value Index. Conflicts with Lipper and Russell positions will be resolved using Russell standards.
o       Preferred stocks of large size U.S. companies.
o       Convertible bonds and convertible preferred stocks.
o       ADR's up to 10% of portfolio holdings.


B)      Prohibited Securities, and Limitations and Restrictions on Permissible
Investments:

For typical market conditions the following restrictions apply:

o No more than 8% of the assets of the portfolio (at market) may be invested in the securities of any one issuer (other than U.S. government securities).
o No more than 25% of the assets of the portfolio (at market) may be invested in securities of issuers in any one industry.
o No more than 5% of the voting securities of any one issuer may be acquired.
o Non-public illiquid securities may not exceed 15% of the portfolio under normal market conditions.
o The portfolio may not borrow funds except for temporary or emergency purposes.
o       The portfolio may not purchase or sell real estate.

C)      Leverage:

o The portfolio may not be leveraged beyond shortterm (e.g., one to two weeks) marginal cash overdraft borrowing (e.g., 1-5% of the portfolio) resulting from temporary cash management.

D)      Derivatives

o       Derivatives may not be used for speculative purposes.
o Exchange traded stock index futures can be used for hedging purposes either to securitize cash inflows or to immunize securities for redemption requests.
o Exchange traded covered call options may be utilized up to the extent of the individual security holding as part of the sales strategy, but should not exceed 20% of the portfolio
o       No uncovered call writing is permitted

E)      Capitalization Guidelines

o Portfolio weighed average market capitalization should not deviate by more than 40% from the Russell 1000 Value weighted average market cap.
o       See permissible securities section A above

F)      Sector Weights

o Sector weights should remain within +/- 15% of the Russell 1000 Value sector weight.

G)      Dividend Yield

o       Portfolio yield should be at least equal to 85% of the Russell 1000
        Value Index

H)      Risk Controls

o Tracking error versus the Russell 1000 Value Index should average approximately 4% over 3-5 year periods.
o Individual stock positions +/- 200 basis points relative to the stock's weight in the Russell 1000 Value Index

I)      Cash Management

o Typical cash balances will be maintained in a range of 0-5% under normal circumstances.
o Cash balances will not be less than zero except during temporary overdraft positions to efficiently manage shortterm cash requirements during periods of unusual market conditions (e.g., one to seven business days)

IV.     PERFORMANCE EVALUATION

o The performance benchmark for the fund will be the Russell 1000 Value Index. It is expected that the fund will outperform the benchmark by approximately 180 basis points on average over 35 year periods, gross of fees.
o Additionally, it is expected that the fund will be in the midsecond quartile of peer universes (specify-Lipper, Russell, Callan or Morningstar), or better, over full market cycles.
o The foregoing performance objectives are to be accomplished without taking excessive risk. Specifically, the tracking error versus the Russell 1000 Value Index is expected to average approximately 4% on an annualized basis over 3-5 year periods.

V.      COMMUNICATION

In addition to monthly and periodic communications to meet legal and regulatory compliance requirements:

o Monthly-conference calls to explain to designated Diversified analysts: the current portfolio position, recent trades and their rationale, market outlook for the fund, and expected portfolio actions
o Quarterly-portfolio manager writeups covering material similar to monthly conference calls, but also including material specified by Diversified's communications department.
o Annually-meetings between interested parties to reaffirm or change the Investment Policy Statement. Biannual visits by Diversified personnel at the subadvisor site to update due diligence.
o As needed on an ad hoc basis to explain major market moves between other communications.
o Immediate notification regarding subadvisor change in ownership, change in personnel involved in management of the account, conflicts of interest, pending lawsuits or government investigations, change in investment philosophy or discipline, or large absolute changes in assets under management.

VI.     OTHER

o Explanation of best execution trading practices, including soft dollar arrangements
o Evidence of disaster recovery plan, including Y2K, and EURO conversion plans

o Cooperation with audits (Diversified's internal or outside auditors, Diversified client auditors; or regulators).


Signed: _________________________________            Date:____________
        (Sanford C. Bernstein & Co., Inc.)


Signed: _________________________________            Date:____________
        (Diversified Investment Advisors)

                                   SCHEDULE A

                         INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made as of January 3, 1994 by and between the Equity Income Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

        WHEREAS, the Portfolio is registered as a diversified, openend, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

        WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

        WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

        NOW, THEREFORE, this Agreement

                                  WITNESSETH:

        In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

        2. (a) Diversified shall, at its expense, (i) employ subadvisors or associate with itself such . entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and outofpocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

        3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

        Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's thencurrent prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

        Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the

Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or'dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

        In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other brokerdealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated brokerdealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

        Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

        (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

        (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

        (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

        (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

        (f) Diversified shall also provide the Portfolio with the following services as may be required:

        (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

        (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

        (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semiannual and annual reports to investors, proxy statements and tax returns;

        (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

        (v)    maintaining books and records of the Portfolio.

        4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

        5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .45% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

        In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio. and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

        6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

        7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

        8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

        Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

        This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

        9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                             Diversified Investors Portfolios



_______________________________     By:______________________________
                                         Tom Schlossberg
                                         Chairman and President


Attest:                             Diversified Investment Advisors, Inc.



_______________________________     By:______________________________
                                         Gerald L Katz
                                         Vice President and CFO

                                   SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the belowdescribed annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE

                     .27% of the first $300M net assets
                     .16% of net assets in excess of $300M and up to $1B .13% of net assets in excess of $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve.
The fee will accrue monthly and will be paid quarterly.

                                   SCHEDULE C

Target market for 401(a), 403(b) and 457 plans is those plans between $1 and $250 million.

                                                                                                        EXHIBIT B


INVESTMENT COMPANIES FOR WHICH ASSET MANAGEMENT GROUP SERVES AS INVESTMENT
ADVISER:

--------------------------------------------------------------------------------------------------------------------
FUND NAME                  NET ASSETS           ANNUAL RATE OF COMPENSATION                FEE WAIVERS OR REDUCTIONS

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Enterprise Accumulation    $28,000,000*         .30% of the first $100M of net assets        None
Trust Equity Income                             .25% of the next $100M of net assets
Portfolio                                       .20% of assets in excess of $200M
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Enterprise Group Equity    $166,000,000*        .30% of the first $100M of net assets        None
Income Portfolio                                .25% of the next $100M of net assets
                                                .20% of assets in excess of $200M
--------------------------------------------------------------------------------------------------------------------

* As of December 31, 1999.